UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D. C. 20549


                              FORM  8-K



   CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                         EXCHANGE ACT OF 1934


   DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):MARCH 23, 2001



                 COMMISSION FILE NUMBER:     0-32061



        DOTCOM  VISIONS,  INC.  ___________
        (Exact name of registrant as specified in its charter)


          NEVADA                  33-0803437
(State of jurisdiction of Incorporation)    (I.R.S. Employer Identification
No.)


   2550 EAST DESERT INN ROAD, SUITE 323, LAS VEGAS, NEVADA             89121
                (Address of principal executive offices)           (Zip Code)


Registrants telephone number, including area code    (602) 952-1552


           235 WORLD TRADE CENTER, SAN FRANCISCO, CALIFORNIA 94111__________ (Former name, former address and former fiscal year, if changed since last report)












Total Number of Pages:       7



ITEM  1 ACQUISITION OF ASSETS:

WHEREAS, this corporation has acquired a sixty percent (60%) controlling interest in National Environmental Consultants, Inc., a Nevada corporation and holds 15,000 shares of the outstanding common shares of National Environmental Consultants, Inc. National Environmental Consultants, Inc. had a total of 25,000 common shares, par value $0.001 per share, issued and outstanding on March 19, 2001. The shares were acquired on a share for share exchange between the Company and National Environmental Consultants, Inc.

National Environmental Consultants, Inc. provides consulting services concerning Stage II Environmental Compliance Testing that specializes in the service station industry.


ITEM  2 FINANCIAL STATEMENTS OF BUSINESS ACQUIRED:


NATIONAL ENVIRONMENTAL CONSULTANTS, INC.

BALANCE SHEET

MARCH 21, 2001 (UNAUDITED)

===============================================================

                                ASSETS

CURRENT ASSETS:
Cash                     $   300.00
     Accounts Receivable                  3,000.00
TOTAL CURRENT ASSETS                                     $3,300.00
         TOTAL ASSETS                                   $3,300.00
                                                       ======
                 LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts Payable              $  600.00
TOTAL CURRENT LIABILITIES                            $600.00


TOTAL LIABILITIES                               $600.00


STOCKHOLDERS' EQUITY:
Common Stock, $0.001 par value, Authorized
25,000,000 shares; Issued and outstanding;
at March 21, 2001, 25,000 shares          $   25.00
Additional paid-in capital              275.00
Retained Earnings               2,400.00
TOTAL STOCKHOLDERS' EQUITY                                    $2,700.00

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                    $3,300.00

                                           =======



NATIONAL ENVIRONMENTAL CONSULTANTS, INC.

STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED MARCH 21, 2001 (UNAUDITED)

===============================================================

INCOME:
Consulting Income           $3,000.00
TOTAL REVENUE                                  $3,000.00

OPERATING EXPENSES:
Organizational Costs            $   600.00
TOTAL OPERATING EXPENSES                               $600.00


NET INCOME                                $2,400.00
                                     ======

EXHIBIT  ITEM    DESCRIPTION


               EXHIBIT  A     --         Stock Exchange Agreement, dated
March 19, 2001 by and among  the Registrant and National Environmental
Consultants, Inc., a Nevada corporation filed on   March 19, 2001,
incorporated herein by reference.

               EXHIBIT  B     --         Written consent of the Directors of
the Registrant authorizing the Stock Exchange filed on March 19, 2001, incorporated herein by reference.

               EXHIBIT   C     --        Written consent of the Directors of
National Environmental Consultants, Inc., authorizing the Stock Exchange filed on March 19, 2001, incorporated herein by reference.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  DOTCOM VISIONS, INC.
                                                   Registrant


March 23, 2001
                                                     /s/  John Hoffman
                                                          John Hoffman
                                                Director and President



EXHIBIT   A  STOCK EXCHANGE AGREEMENT

                        DOTCOM VISIONS,  INC.
                      2550 EAST DESERT INN ROAD
                              SUITE 323
                       LAS VEGAS, NEVADA 89121

                      STOCK  EXCHANGE  AGREEMENT

March 19, 2001

National Environmental Consultants, Inc.
Mr. John Hoffman
Chief Executive Officer
6475 West Cliff
Phoenix, Arizona 85014

     RE: PROPOSED EXCHANGE OF SHARES OF NATIONAL ENVIRONMENTAL CONSULTANTS, INC., A NEVADA CORPORATION FOR SHARES OF DOTCOM VISIONS, INC., A NEVADA CORPORATION, ON A SHARE FOR SHARE BASIS.

Dear Mr. Hoffman:

This Stock Exchange Agreement will reflect the mutual intent of DotCom Visions, Inc., a Nevada corporation and National Environmental Consultants, Inc., a Nevada corporation, regarding the exchange of common shares of DotCom Visions, Inc. in exchange for sixty percent (60%) of the issued and outstanding common shares of National Environmental Consultants, Inc., on a share for share basis.

As a result of the transactions ("Transactions") contemplated by this Stock Exchange Agreement, DotCom Visions, Inc. will acquire sixty percent (60%) of the issued and outstanding shares of National Environmental Consultants, Inc. upon the terms and conditions provided herein and any additional terms which will be set forth by mutual written consent of both corporations.

          1.          CLOSING DATE.   The Closing Date shall be as soon as
practicable after the signing of this Stock Exchange Agreement.

          2. ACQUISITION OF STOCK.   On the date of closing of this
transaction, National   Environmental Consultants, Inc. will transfer to
DotCom Visions, Inc. sixty percent ((60%) of its issued and outstanding shares in exchange for Common Shares of DotCom Visions, Inc. This exchange is intended to qualify as a tax- free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended and the National Environmental Consultants, Inc. Common Shares will be received on a tax-free basis. The DotCom Visions, Inc. Common Shares will be "restricted securities" as defined in Rule 144 under the Securities Act of 1934.



          3. STOCK CONDITIONS.   On the date of closing there shall be no
outstanding subscriptions, options, rights, warrants, convertible securities or other agreements or commissions obligating National Environmental Consultants,Inc. to issue or transfer any additional shares of its capital stock of any class.

          4. FINANCIALS.   Prior to closing, National Environmental
Consultants, Inc. will provide financial statements for the latest quarter or year- end.

          5. FINDERS FEES.   Both National Environmental Consultants, Inc.
and DotCom Visions, Inc. agree that no finder fees are owed. Both parties hereby indemnify and hold harmless the other party from any such obligation.

       6.        BOARD OF DIRECTORS.   The Board of Directors and officers of
National Environmental Consultants, Inc. will resign upon the completion of the acquisition of 60% of National Environmental Consultants, Inc. Upon the resignation of the current officers and directors of National Environmental Consultants, Inc. a new Board of Directors and officers shall be appointed.

          7. ONE INSTRUMENT.   This Stock Exchange Agreement may be executed
in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          8. BINDING EFFECT.   The parties intend to proceed with the
transactions contemplated herein. Each party shall promptly notify the other of its progress on the matters specified herein.

Sincerely,



  /s/  John Hoffman
John Hoffman
Director and President


APPROVED AND AGREED to this
19th day of March 2001
NATIONAL ENVIRONMENTAL CONSULTANTS, INC.



  /s/  John Hoffman
By:   John Hoffman
Director and President
EXHIBIT  B       CORPORATE RESOLUTION OF DOTCOM VISIONS, INC.


                        DOTCOM  VISIONS,  INC.
                        (A Nevada Corporation)

                  UNANIMOUS  CONSENT  OF  DIRECTORS


  The undersigned, constituting all of the members of the Board of Directors of DotCom Visions, Inc., a Nevada corporation (the "Corporation"), do hereby adopt, ratify and consent to the following resolutions:

  RESOLVED, that it is in the best interests of the Corporation to and the Board of Directors hereby adopts and approves the "Stock Exchange Agreement" to acquire a sixty percent (60%) controlling interest in National
Environmental Consultants, Inc., a Nevada corporation, on a share for share exchange.

  RESOLVED, that the officers and directors of the Corporation are authorized, empowered and directed to do any and all other things in its name and behalf which they deem necessary or advisable to carry out the purposes and intentions of these resolutions.

  The undersigned, being all of the Directors of the Corporation, hereby give their unanimous consent to the foregoing resolutions and direct that this Consent be filed with the minutes of the meetings of the Board of Directors, such Consent to have the same force and effect as a unanimous vote at a meeting of the Board of Directors, if one had been held on March 19, 2001 and may be certified as such by the Secretary or any other officer of the Corporation.

  This Consent may be signed in several counterparts that together shall constitute one document.



  /s/  John Hoffman
John Hoffman
Director and President




  /s/  Steve Clark
Steve Clark
Director and Vice President






               EXHIBIT  C       CORPORATE RESOLUTION OF NATIONAL ENVIRONMENTAL
                                CONSULTANTS, INC.


            NATIONAL  ENVIRONMENTAL  CONSULTANTS,    INC.
                        (A Nevada Corporation)

                  UNANIMOUS  CONSENT  OF  DIRECTORS


  The undersigned, constituting all of the members of the Board of Directors of National Environmental Consultants, Inc., a Nevada corporation (the "Corporation"), do hereby adopt, ratify and consent to the following resolutions:

  RESOLVED, that it is in the best interests of the Corporation to and the Board of Directors hereby adopts and approves the "Stock Exchange Agreement" to exchange a sixty percent (60%) controlling interest in the Corporation to DotCom Visions, Inc., a Nevada corporation, on a share for share exchange.

  RESOLVED, that the officers and directors of the Corporation are authorized, empowered and directed to do any and all other things in its name and behalf which they deem necessary or advisable to carry out the purposes and intentions of these resolutions.

  The undersigned, being all of the Directors of the Corporation, hereby give their unanimous consent to the foregoing resolutions and direct that this Consent be filed with the minutes of the meetings of the Board of Directors, such Consent to have the same force and effect as a unanimous vote at a meeting of the Board of Directors, if one had been held on March 19, 2001 and may be certified as such by the Secretary or any other officer of the Corporation.

  This Consent may be signed in several counterparts that together shall constitute one document.



  /s/  John Hoffman
John Hoffman
Director and President